UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

 (800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2007, SCBT Financial Corporation ("SCBT") entered into an amendment to its merger agreement with TSB Financial Corporation ("TSB") dated as of August 29, 2007. The amendment resolves an internal inconsistency in the merger agreement by correcting the definition of a term used in the provision governing the allocation of merger consideration between SCBT common stock and cash. This correction reflected the parties' original intention for this provision and the parties' respective prior public disclosures describing the merger agreement. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

SCBT will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about SCBT and TSB, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by SCBT also can be obtained, when available and without charge, by directing a request to SCBT Financial Corporation, Post Office Box 1030, Columbia, South Carolina 29202, Attention: Richard C. Mathis, Executive Vice President and Chief Risk Officer, (803) 765-4629, or to TSB Financial Corporation, 1057 Providence Road, Charlotte, North Carolina 28207, Attention: Jan H. Hollar, Chief Financial Officer, (704) 331-8686.

SCBT, TSB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TSB in connection with the merger. Information about the directors and executive officers of TSB and their ownership of TSB's common stock is set forth in TSB's most recent proxy statement as filed with the SEC, which is available at the SEC's Internet site (http://www.sec.gov) and at TSB's address in the preceding paragraph. Information about the directors and executive officers of SCBT is set forth in the SCBT's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from SCBT at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger between SCBT Financial Corporation and TSB Financial Corporation, dated as of September 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	October 2, 2007	/s/ John C. Pollok
Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger between SCBT Financial Corporation and TSB Financial Corporation, dated as of September 28, 2007

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